Nasdaq 100 (registered trademark) Securities Portfolio Series

                                 FT 418

FT 418 is a series of a unit investment trust, the FT Series. FT 418 consists of a single portfolio known as Nasdaq 100 (registered trademark)Securities Portfolio Series (the "Trust"). The Trust invests in a diversified portfolio of common stocks ("Securities") of companies which comprise the Nasdaq 100 Index(registered trademark). The Trust seeks to provide above-average capital appreciation.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    First Trust(registered trademark)

                             1-800-621-9533


              The date of this prospectus is March 23, 2000
                      As amended June 14, 2000

                      Table of Contents

Summary of Essential Information                         3
Fee Table                                                4
Report of Independent Auditors                           5
Statement of Net Assets                                  6
Schedule of Investments                                  7
The FT Series                                           10
Portfolio                                               10
Risk Factors                                            11
The Nasdaq 100 Index (registered trademark) Performance 12
Public Offering                                         13
Distribution of Units                                   15
The Sponsor's Profits                                   16
The Secondary Market                                    16
How We Purchase Units                                   16
Expenses and Charges                                    16
Tax Status                                              17
Retirement Plans                                        18
Rights of Unit Holders                                  18
Income and Capital Distributions                        19
Redeeming Your Units                                    20
Removing Securities from the Trust                      21
Amending or Terminating the Indenture                   21
Information on the Sponsor, Trustee and Evaluator       22
Other Information                                       23

                   Summary of Essential Information

      Nasdaq 100 (registered trademark) Securities Portfolio Series
                                 FT 418


                    At the Opening of Business on the
                  Initial Date of Deposit-March 23, 2000


                   Sponsor:   Nike Securities L.P.
                   Trustee:   The Chase Manhattan Bank
                 Evaluator:   First Trust Advisors L.P.

Initial Number of Units (1)                                                                              25,872
Fractional Undivided Interest in the Trust per Unit (1)                                                1/25,872
Public Offering Price:
     Aggregate Offering Price Evaluation of Securities per Unit (2)                                  $    9.900
     Maximum Sales Charge of 3.25% of the Public Offering Price per Unit
        (3.283% of the net amount invested, exclusive of the deferred sales charge) (3)              $     .325
     Less Deferred Sales Charge per Unit                                                             $    (.225)
     Public Offering Price per Unit (4)                                                              $   10.000
Sponsor's Initial Repurchase Price per Unit (5)                                                      $    9.675
Redemption Price per Unit (based on aggregate underlying value of Securities
     less the deferred sales charge) (5)                                                             $    9.675
Cash CUSIP Number                                                                                    30265J 402
Reinvestment CUSIP Number                                                                            30265J 410
Wrap CUSIP Number                                                                                    30265J 428
Security Code                                                                                             58479

First Settlement Date                           March 28, 2000
Mandatory Termination Date (6)                  September 28, 2001
Income Distribution Record Date                 Fifteenth day of each June and December, commencing June 15, 2000
Income Distribution Date (7)                    Last day of each June and December, commencing June 30, 2000

______________

(1) As of the close of business on the Initial Date of Deposit, we may adjust the number of Units of the Trust so that the Public Offering Price per Unit will equal approximately $10.00. If we make such an adjustment, the fractional undivided interest per Unit will vary from the amount indicated above.

(2) Each listed Security is valued at its last closing sale price. If a Security is not listed, or if no closing sale price exists, it is valued at its closing ask price. Evaluations for purposes of determining the purchase, sale or redemption price of Units are made as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day on which it is open (the "Evaluation Time").

(3) The maximum sales charge consists of an initial sales charge and a deferred sales charge. See "Fee Table" and "Public Offering."

(4) The Public Offering Price shown above reflects the value of the Securities on the business day prior to the Initial Date of Deposit. No investor will purchase Units at this price. The price you pay for your Units will be based on their valuation at the Evaluation Time on the date you purchase your Units. On the Initial Date of Deposit the Public Offering Price per Unit will not include any accumulated dividends on the Securities. After this date, a pro rata share of any accumulated dividends on the Securities will be included.

(5) Until the earlier of six months after the Initial Date of Deposit or the end of the initial offering period the Sponsor's Initial Repurchase Price per Unit and the Redemption Price per Unit will include the estimated organization costs per Unit set forth under "Fee Table." After such date, the Sponsor's Repurchase Price and Redemption Price per Unit will not include such estimated organization costs. See "Redeeming Your Units."

(6) See "Amending or Terminating the Indenture."

(7) We will distribute money from the Capital Account monthly on the last day of each month to Unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $1.00 per 100 Units. In any case, we will distribute any funds in the Capital Account as part of the final liquidation distribution.

                             Fee Table

This Fee Table describes the fees and expenses that you may, directly or indirectly, pay if you buy and hold Units of the Trust. See "Public Offering" and "Expenses and Charges." Although the Trust has a term of approximately 18 months and is a unit investment trust rather than a mutual fund, this information allows you to compare fees.

                                                                                                              Amount
                                                                                                              per Unit
                                                                                                              ________
Unit Holder Transaction Expenses
(as a percentage of public offering price)
Maximum sales charge                                                                            3.25%         $.325
Initial sales charge (paid at time of purchase)                                                 1.00%(a)      $.100
Deferred sales charge (paid in installments or at redemption)                                   2.25%(b)       .225

Maximum sales charge imposed on reinvested dividends                                            2.25%         $.225

Organization Costs
(as a percentage of public offering price)
Estimated organization costs                                                                    .260%(c)      $.0260
                                                                                                ========      ========

Estimated Annual Trust Operating Expenses
(as a percentage of average net assets)
Portfolio supervision, bookkeeping, administrative and evaluation fees                          .081%         $.0080
Creation and development fee                                                                    .250%(d)       .0248
Trustee's fee and other operating expenses                                                      .159%(e)       .0158
                                                                                                ________      ________
Total                                                                                           .490%         $.0486
                                                                                                ========      ========

                                 Example

This example is intended to help you compare the cost of investing in the Trust with the cost of investing in other investment products. The example assumes that you invest $10,000 in the Trust for the periods shown and sell all your Units at the end of those periods. The example also assumes a 5% return on your investment each year and that the Trust's operating expenses stay the same. Although your actual costs may vary, based on these assumptions your costs would be:

1 Year        18 Months (f)
 ______        ____________
$400          $425

The example does not reflect sales charges on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

_____________

(a) The initial sales charge is the difference between the maximum sales charge (3.25% of the Public Offering Price) and any remaining deferred sales charge.

(b) The deferred sales charge is a fixed dollar amount equal to $.225 per Unit which, as a percentage of the Public Offering Price, will vary over time. The deferred sales charge will be deducted in five monthly installments commencing October 20, 2000.
 (c)Estimated organization costs will be deducted from the assets of the Trust at the earlier of six months after the Initial Date of Deposit or the end of the initial offering period.

(d) The creation and development fee compensates the Sponsor for creating and developing the Trust. The Trust accrues this fee daily during the life of the Trust based on its average net asset value and pays the Sponsor monthly. In connection with the creation and development fee, in no event will the Sponsor collect over the life of the Trust more than
 .75% of a Unit holder's initial investment.

(e) Other operating expenses include costs associated with a license fee, but do not include brokerage costs and other portfolio transaction fees. In certain circumstances the Trust may incur additional expenses not set forth above. See "Expenses and Charges."

(f) The example represents the estimated costs incurred through the Trust's approximate 18-month life.

                  Report of Independent Auditors

The Sponsor, Nike Securities L.P., and Unit Holders
FT 418


We have audited the accompanying statement of net assets, including the schedule of investments, of FT 418, comprised of the Nasdaq 100
(registered trademark) Securities Portfolio Series, as of the opening of business on March 23, 2000. This statement of net assets is the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on this statement of net assets based on our audit.



We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of net assets is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of net assets. Our procedures included confirmation of the letter of credit held by the Trustee and deposited in the Trust on March 23, 2000. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall presentation of the statement of net assets. We believe that our audit of the statement of net assets provides a reasonable basis for our opinion.



In our opinion, the statement of net assets referred to above presents fairly, in all material respects, the financial position of FT 418, comprised of the Nasdaq 100 (registered trademark) Securities Portfolio Series, at the opening of business on March 23, 2000 in conformity with accounting principles generally accepted in the United States.



                                              ERNST & YOUNG LLP


Chicago, Illinois
March 23, 2000

                          Statement of Net Assets

      Nasdaq 100 (registered trademark) Securities Portfolio Series
                                 FT 418


                    At the Opening of Business on the
                 Initial Date of Deposit-March 23, 2000


                                                         NET ASSETS
Investment in Securities represented by purchase contracts (1) (2)                                       $256,135
Less liability for reimbursement to Sponsor for organization costs (3)                                       (673)
Less liability for deferred sales charge (4)                                                               (5,821)
                                                                                                         ________
Net assets                                                                                               $249,641
                                                                                                         ========
Units outstanding                                                                                          25,872

                                                   ANALYSIS OF NET ASSETS
Cost to investors (5)                                                                                    $258,722
Less maximum sales charge (5)                                                                              (8,408)
Less estimated reimbursement to Sponsor for organization costs (3)                                           (673)
                                                                                                         ________
Net assets                                                                                               $249,641
                                                                                                         ========

_____________

                    NOTES TO STATEMENT OF NET ASSETS

(1) Aggregate cost of the Securities listed under "Schedule of Investments" is based on their aggregate underlying value.

(2) An irrevocable letter of credit issued by The Chase Manhattan Bank, of which $400,000 will be allocated to the Trust, has been deposited with the Trustee as collateral, covering the monies necessary for the purchase of the Securities according to their purchase contracts.

(3) A portion of the Public Offering Price consists of an amount sufficient to reimburse the Sponsor for all or a portion of the costs of establishing the Trust. These costs have been estimated at $.0260 per Unit for the Trust. A payment will be made as of the earlier of six months after the Initial Date of Deposit or the end of the initial offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization costs are greater than the estimated amount, only the estimated organization costs added to the Public Offering Price will be reimbursed to the Sponsor and deducted from the assets of the Trust.

(4) Represents the amount of mandatory deferred sales charge distributions from the Trust ($.225 per Unit), payable to us in five equal monthly installments beginning on October 20, 2000 and on the twentieth day of each month thereafter (or if such date is not a business day, on the preceding business day) through February 20, 2001. If you redeem Units before February 20, 2001 you will have to pay the remaining amount of the deferred sales charge applicable to such Units when you redeem them.

(5) The aggregate cost to investors in the Trust includes a maximum sales charge (comprised of an initial and a deferred sales charge) computed at the rate of 3.25% of the Public Offering Price per Unit (equivalent to 3.283% of the net amount invested, exclusive of the deferred sales charge), assuming no reduction of sales charge as set forth under "Public Offering."

                           Schedule of Investments

      Nasdaq 100 (registered trademark) Securities Portfolio Series
                                 FT 418


                    At the Opening of Business on the
                 Initial Date of Deposit-March 23, 2000


                                                                                    Percentage     Market      Cost of
Number     Ticker Symbol and                                                        of Aggregate   Value per   Securities to
of Shares  Name of Issuer of Securities (1)                                         Offering Price Share       the Trust (2)
_____      ____________________________________                                     __________     ______      _____________
 18        COMS       3Com Corporation                                              0.45%          $ 63.875    $  1,150
 39        ADCT       ADC Telecommunications, Inc.                                  0.88%            57.625       2,247
  9        ADPT       Adaptec, Inc.                                                 0.16%            45.188         407
 13        ADLAC      Adelphia Communications Corporation (Class A)                 0.24%            47.125         613
 12        ADBE       Adobe Systems Incorporated                                    0.48%           102.000       1,224
 29        ALTR       Altera Corporation                                            1.00%            88.750       2,574
 24        AMZN       Amazon.com, Inc.                                              0.66%            70.688       1,697
 26        APCC       American Power Conversion Corporation                         0.41%            40.188       1,045
 50        AMGN       Amgen Inc.                                                    1.21%            61.750       3,088
  7        APOL       Apollo Group, Inc. (Class A)                                  0.07%            24.688         173
 24        AAPL       Apple Computer, Inc.                                          1.35%           144.188       3,461
 42        AMAT       Applied Materials, Inc.                                       1.72%           104.750       4,399
  7        AMCC       Applied Micro Circuits Corporation                            0.75%           276.000       1,932
 30        ATHM       At Home Corporation                                           0.36%            30.750         923
 17        ATML       Atmel Corporation                                             0.39%            59.500       1,011
 19        BMCS       BMC Software, Inc.                                            0.41%            55.500       1,055
 20        BBBY       Bed Bath & Beyond Inc.                                        0.23%            29.813         596
 19        BGEN       Biogen, Inc.                                                  0.60%            81.500       1,548
 16        BMET       Biomet, Inc.                                                  0.24%            38.000         608
 28        BVSN       BroadVision, Inc.                                             0.79%            72.484       2,030
 31        CMGI       CMGI Inc.                                                     1.53%           126.750       3,929
  9        CNET       CNET Networks, Inc.                                           0.19%            54.375         489
 26        CHIR       Chiron Corporation                                            0.45%            44.500       1,157
 17        CIEN       CIENA Corporation                                             1.00%           150.563       2,560
 21        CTAS       Cintas Corporation                                            0.29%            34.875         732
128        CSCO       Cisco Systems, Inc.                                           7.22%           144.375      18,480
 22        CTXS       Citrix Systems, Inc.                                          0.79%            92.375       2,032
 43        CMCSK      Comcast Corporation (Class A Special)                         0.67%            39.813       1,712
 23        CPWR       Compuware Corporation                                         0.24%            27.250         627
  8        CMVT       Comverse Technology, Inc.                                     0.62%           199.500       1,596
 24        CEFT       Concord EFS, Inc.                                             0.22%            23.000         552
 25        CNXT       Conexant Systems, Inc.                                        0.73%            74.875       1,872
 24        COST       Costco Wholesale Corporation                                  0.50%            52.875       1,269
 98        DELL       Dell Computer Corporation                                     2.22%            58.000       5,684
  6        DLTR       Dollar Tree Stores, Inc.                                      0.11%            47.250         284
 10        EBAY       eBay Inc.                                                     0.91%           232.625       2,326
 12        DISH       EchoStar Communications Corporation (Class A)                 0.59%           125.188       1,502
  7        ERTS       Electronic Arts Inc.                                          0.22%            81.750         572
 26        ERICY      LM Ericsson AB (ADR)                                          1.01%            99.000       2,574
 16        FISV       Fiserv, Inc.                                                  0.22%            35.500         568

                    Schedule of Investments (cont'd.)

      Nasdaq 100 (registered trademark) Securities Portfolio Series
                                 FT 418


                    At the Opening of Business on the
                 Initial Date of Deposit-March 23, 2000


                                                                                    Percentage     Market      Cost of
Number     Ticker Symbol and                                                        of Aggregate   Value per   Securities to
of Shares  Name of Issuer of Securities (1)                                         Offering Price Share       the Trust (2)
_____      ____________________________________                                     __________     ______      _____________
 23        GMST       Gemstar International Group, Limited                          0.84%          $ 93.188    $  2,143
 11        GENZ       Genzyme Corporation (General Division)                        0.23%            53.875         593
 87        GBLX       Global Crossing Ltd. (3)                                      1.69%            49.688       4,323
  6        MLHR       Herman Miller, Inc.                                           0.06%            25.625         154
 17        ITWO       i2 Technologies, Inc.                                         1.21%           182.125       3,096
 71        IMNX       Immunex Corporation                                           1.85%            66.875       4,748
122        INTC       Intel Corporation                                             6.86%           144.063      17,576
 27        INTU       Intuit Inc.                                                   0.55%            52.438       1,416
 70        JDSU       JDS Uniphase Corporation                                      3.58%           130.875       9,161
 23        KLAC       KLA-Tencor Corporation                                        0.75%            83.563       1,922
 10        LGTO       Legato Systems, Inc.                                          0.15%            37.688         377
 26        LVLT       Level 3 Communications, Inc.                                  1.08%           106.625       2,772
 22        LLTC       Linear Technology Corporation                                 0.89%           103.375       2,274
 14        LCOS       Lycos, Inc.                                                   0.37%            68.375         957
106        WCOM       MCI WorldCom, Inc.                                            1.81%            43.688       4,631
 40        MXIM       Maxim Integrated Products, Inc.                               1.15%            73.688       2,948
 13        MCLD       McLeodUSA Incorporated (Class A)                              0.44%            86.438       1,124
  8        MEDI       MedImmune, Inc.                                               0.55%           175.188       1,401
 24        MFNX       Metromedia Fiber Network, Inc. (Class A)                      0.89%            95.125       2,283
  7        MCHP       Microchip Technology Incorporated                             0.18%            65.188         456
186        MSFT       Microsoft Corporation                                         7.50%           103.250      19,205
 10        MOLX       Molex Incorporated                                            0.22%            57.563         576
 15        NTLI       NTL Incorporated                                              0.59%           100.500       1,507
 17        NTAP       Network Appliance, Inc.                                       1.37%           206.125       3,504
 15        NETA       Network Associates, Inc.                                      0.21%            36.688         550
  8        NSOL       Network Solutions, Inc.                                       0.67%           215.563       1,724
 47        NXTL       Nextel Communications, Inc. (Class A)                         2.80%           152.313       7,159
  9        NXLK       NEXTLINK Communications, Inc. (Class A)                       0.43%           122.750       1,105
  7        NWAC       Northwest Airlines Corporation                                0.05%            18.938         133
 41        NOVL       Novell, Inc.                                                  0.51%            31.688       1,299
124        ORCL       Oracle Corporation                                            4.07%            84.063      10,424
  9        PCAR       PACCAR Inc                                                    0.16%            46.875         422
 16        PMCS       PMC-Sierra, Inc. (3)                                          1.41%           225.000       3,600
  4        PHSY       PacifiCare Health Systems, Inc.                               0.07%            47.250         189
 21        SPOT       PanAmSat Corporation                                          0.45%            55.063       1,156
 39        PMTC       Parametric Technology Corporation                             0.41%            27.063       1,055
 24        PAYX       Paychex, Inc.                                                 0.50%            53.000       1,272
 39        PSFT       PeopleSoft, Inc.                                              0.38%            24.813         968
  8        QLGC       QLogic Corporation                                            0.48%           153.438       1,227
 89        QCOM       QUALCOMM Incorporated                                         4.69%           134.875      12,004

                         Schedule of Investments (cont'd.)

      Nasdaq 100 (registered trademark) Securities Portfolio Series
                                 FT 418


                    At the Opening of Business on the
                 Initial Date of Deposit-March 23, 2000


                                                                                    Percentage     Market      Cost of
Number     Ticker Symbol and                                                        of Aggregate   Value per   Securities to
of Shares  Name of Issuer of Securities (1)                                         Offering Price Share       the Trust (2)
_____      ____________________________________                                     __________     ______      _____________
 17        QTRN       Quintiles Transnational Corp.                                 0.12%          $ 17.875    $   304
  9        RFMD       RF Micro Devices, Inc.                                        0.50%           142.266       1,280
 15        RNWK       RealNetworks, Inc.                                            0.40%            67.500       1,012
  8        SDLI       SDL, Inc.                                                     0.70%           223.875       1,791
  7        SANM       Sanmina Corporation                                           0.36%           129.938         910
 24        SEBL       Siebel Systems, Inc.                                          1.31%           139.813       3,356
 11        SIAL       Sigma-Aldrich Corporation                                     0.10%            24.000         264
 22        SSCC       Smurfit-Stone Container Corporation                           0.13%            15.438         340
 33        SPLS       Staples, Inc.                                                 0.28%            22.063         728
 27        SBUX       Starbucks Corporation                                         0.41%            39.125       1,056
 71        SUNW       Sun Microsystems, Inc.                                        2.68%            96.750       6,869
  8        SNPS       Synopsys, Inc.                                                0.15%            49.188         393
 24        TLAB       Tellabs, Inc.                                                 0.59%            63.125       1,515
 33        USAI       USA Networks, Inc.                                            0.29%            22.625         747
  8        VISX       VISX, Incorporated                                            0.06%            18.250         146
 42        VRTS       VERITAS Software Corporation                                  2.66%           162.000       6,804
 18        VTSS       Vitesse Semiconductor Corporation                             0.66%            93.563       1,684
 18        VSTR       VoiceStream Wireless Corporation                              0.95%           135.688       2,442
 44        XLNX       Xilinx, Inc.                                                  1.42%            82.625       3,635
 26        YHOO       Yahoo! Inc.                                                   2.00%           197.188       5,127
                                                                                  ________                     ________
                         Total Investments                                           100%                      $256,135
                                                                                  =======                      ========

_____________

(1) All Securities are represented by regular way contracts to purchase such Securities which are backed by an irrevocable letter of credit deposited with the Trustee. We entered into purchase contracts for the Securities on March 23, 2000. The Trust has a Mandatory Termination Date of September 28, 2001.

(2) The cost of the Securities to the Trust represents the aggregate underlying value with respect to the Securities acquired (generally determined by the closing sale prices of the listed Securities and the ask prices of the over-the-counter traded Securities at the Evaluation Time on the business day preceding the Initial Date of Deposit). The valuation of the Securities has been determined by the Evaluator, an affiliate of ours. The cost of the Securities to us and our profit (which is the difference between the cost of the Securities to us and the cost of the Securities to the Trust) are $255,018 and $1,117, respectively.

(3) This Security represents the common stock of a foreign company which trades directly on a U.S. national securities exchange.

                      The FT Series

The FT Series Defined.

We, Nike Securities L.P. (the "Sponsor"), have created hundreds of similar yet separate series of a unit investment trust which we have named the FT Series. The series to which this prospectus relates, FT 418, consists of a single portfolio known as Nasdaq 100(registered trademark) Securities Portfolio Series.

YOU MAY GET MORE SPECIFIC DETAILS CONCERNING THE NATURE, STRUCTURE AND RISKS OF THIS PRODUCT IN AN "INFORMATION SUPPLEMENT" BY CALLING THE TRUSTEE AT 1-800-682-7520.

Mandatory Termination Date.

The Trust will terminate on the Mandatory Termination Date set forth in "Summary of Essential Information." The Trust was created under the laws of the State of New York by a Trust Agreement (the "Indenture") dated the Initial Date of Deposit. This agreement, entered into among Nike Securities L.P., as Sponsor, The Chase Manhattan Bank as Trustee and First Trust Advisors L.P. as Portfolio Supervisor and Evaluator, governs the operation of the Trust.

How We Created the Trust.

On the Initial Date of Deposit, we deposited a portfolio of common stocks with the Trustee and in turn, the Trustee delivered documents to us representing our ownership of the Trust in the form of units ("Units").

With our deposit of Securities on the Initial Date of Deposit we established a percentage relationship among the Securities in the Trust's portfolio, as stated under "Schedule of Investments." After the Initial Date of Deposit, we may deposit additional Securities in the Trust, or cash (including a letter of credit) with instructions to buy more Securities, to create new Units for sale. If we create additional Units, we will attempt, to the extent practicable, to maintain the percentage relationship established among the Securities on the Initial Date of Deposit, and not the percentage relationship existing on the day we are creating new Units, since the two may differ. This difference may be due to the sale, redemption or liquidation of any of the Securities.

Since the prices of the Securities will fluctuate daily, the ratio of Securities in the Trust, on a market value basis, will also change daily. The portion of Securities represented by each Unit will not change as a result of the deposit of additional Securities or cash in the Trust. If we deposit cash, you and new investors may experience a dilution of your investment. This is because prices of the Securities will fluctuate between the time of the cash deposit and the purchase of the Securities, and because the Trust pays the associated brokerage fees. To reduce this dilution, the Trust will try to buy the Securities as close to the Evaluation Time and as close to the evaluation price as possible.

An affiliate of the Trustee may receive these brokerage fees or the Trustee may retain and pay us (or our affiliate) to act as agent for the Trust to buy Securities. If we or an affiliate of ours act as agent to the Trust, we will be subject to the restrictions under the Investment Company Act of 1940, as amended.

We cannot guarantee that the Trust will keep its present size and composition for any length of time. Securities may periodically be sold under certain circumstances, and the proceeds from these sales will be used to meet Trust obligations or distributed to Unit holders, but will not be reinvested. However, Securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation, or if they no longer meet the criteria by which they were selected. You will not be able to dispose of or vote any of the Securities in the Trust. As the holder of the Securities, the Trustee will vote all of the Securities and will do so based on our instructions.

Neither we nor the Trustee will be liable for a failure in any of the Securities. However, if a contract for the purchase of any of the Securities initially deposited in the Trust fails, unless we can purchase substitute Securities ("Replacement Securities"), we will refund to you that portion of the purchase price and sales charge resulting from the failed contract on the next Income Distribution Date. Any Replacement Security the Trust acquires will be identical to those from the failed contract.

                        Portfolio

Objectives.

The Trust's investment objective is to provide the potential for above average capital appreciation through an investment in common stocks of companies which comprise the Nasdaq 100 Index(registered trademark).

The Nasdaq 100 Index(registered trademark) represents 100 of the largest and most active non-financial domestic and international companies listed on the National Market tier of The Nasdaq Stock Market, Inc.(registered trademark) The Nasdaq 100 Index(registered trademark) reflects the Nasdaq's largest companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. The Nasdaq 100 Index(registered trademark) is a modified capitalization-weighted index, which is designed to limit domination of the Index by a few large stocks while generally retaining the capitalization ranking of companies. To be eligible for inclusion in the Index, a stock must have an average daily trading volume of more than 100,000 shares. All of the companies in the Index are over $1 billion in market capitalization with $6 billion in market capitalization as the average. The stocks that are included in the Index are adjusted annually to reflect changes in market capitalization.


Through an investment in the Trust, you can participate in the collective performance of many of the Nasdaq(registered trademark) stocks that are often in the news or have become household names. Companies such as Microsoft, Intel, Dell Computer, Amgen, Amazon.com, Yahoo!, and QUALCOMM are just some of the leading companies that can be found in the portfolio.

The Trust consists of the securities contained in the Nasdaq 100 Index(registered trademark) as of the business day prior to the date of this prospectus. The weighting of the Securities in the Trust attempts to match the weightings of the common stocks in the Nasdaq 100 Index(registered trademark) as of the close of business on the business day prior to the date of this prospectus subject to the limitation that only whole shares are purchased for the Trust. The Nasdaq 100 Index(registered trademark) is reviewed and adjusted annually to reflect changes in market capitalization. The composition of the Trust, however, will not be adjusted during the life of the Trust to reflect changes in the composition of the Nasdaq 100 Index(registered trademark) which occur after the Initial Date of Deposit.

The "Nasdaq 100(registered trademark)," "Nasdaq 100 Index(registered trademark)," and "Nasdaq(registered trademark)" are trade or service marks of The Nasdaq Stock Market, Inc.(registered trademark) (which with its affiliates are the "Corporations") and are licensed for use by us. The Nasdaq 100(registered trademark) Securities Portfolio has not been passed on by the Corporations as to its legality or suitability. The Nasdaq 100(registered trademark) Securities Portfolio is not issued, endorsed, sold, or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to Nasdaq 100(registered trademark) Securities Portfolio.

There is, of course, no guarantee that the objective of the Trust will be achieved. See "Risk Factors" for a discussion of the risks of investing in the Trust.

                      Risk Factors

Price Volatility. The Trust invests in common stocks of companies that are listed on the Nasdaq 100 Index(registered trademark). The value of the Trust's Units will fluctuate with changes in the value of these common stocks. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.


Because the Trust is not managed, the Trustee will not sell stocks in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, we cannot guarantee that the performance of the Trust will be positive over any period of time, especially the relatively short 18-month life of the Trust, or that you won't lose money. Units of the Trust are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Dividends. There is no guarantee that the issuers of the Securities will declare dividends in the future or that if declared they will either remain at current levels or increase over time.

Securities Selection. The Trust consists of the securities contained in the Nasdaq 100 Index(registered trademark) as of the business day prior to the Initial Date of Deposit. The composition of the Trust will not be adjusted to reflect changes in the composition of the Nasdaq 100 Index(registered trademark) which occur after the Initial Date of Deposit.


Technology Industry. Because more than 25% of the Trust is invested in common stocks of companies in the technology industry, this Trust is considered to be concentrated in technology stocks. A portfolio concentrated in a single industry may present more risks than a portfolio which is broadly diversified over several industries. Technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing; frequent introduction of new or enhanced products; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources. Technology company stocks have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. Also, the stocks of many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories.



Legislation/Litigation. From time to time, various legislative initiatives are proposed in the United States and abroad which may have a negative impact on certain companies represented in the Trust. In addition, litigation regarding any of the issuers of the Securities, such as that concerning Microsoft Corporation, or the industries represented by such issuers, may negatively impact the share prices of these Securities. We cannot predict what impact any pending or proposed legislation or pending or threatened litigation will have on the share prices of the Securities.



Foreign Stocks. Certain of the Securities in the Trust are issued by foreign companies, which makes the Trust subject to more risks than if it invested solely in domestic common stocks. These Securities are either listed directly on a U.S. securities exchange or are in the form of American Depositary Receipts ("ADRs") which are listed on a U.S. securities exchange. Risks of foreign common stocks include higher brokerage costs; different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluations, blockages or transfer restrictions; restrictions on foreign investments and exchange of securities; inadequate financial information; and lack of liquidity of certain foreign markets.


        The Nasdaq 100 Index(registered trademark) Performance


The following table compares historical data for the Nasdaq 100 Index(registered trademark) (but not the Trust or any prior series) with that of the Dow Jones Industrial Average ("DJIA") and the Standard & Poor's 500 Composite Price Index ("S&P 500 Index"). This information is not meant to indicate your potential future return. Your investment return will differ from the past returns of the Nasdaq 100 Index(registered trademark). Returns have fluctuated significantly in the past and have not always been positive.


Returns from the Trust will differ from the Nasdaq 100 Index(registered trademark) for several reasons, including the following:

- Total Return figures shown for the Nasdaq 100 Index(registered trademark) do not reflect sales charges, commissions, Trust expenses or taxes.


- The Nasdaq 100 Index(registered trademark) returns are for calendar years, while the Trust begins and ends on various dates.


- The Trust has a maturity longer than one year.


- The Trust may not be fully invested at all times or the weightings of the stocks in the Trust may differ from the weightings in the Nasdaq 100 Index(registered trademark).


- The composition of the Trust will not be adjusted to reflect changes in the composition of the Nasdaq 100 Index(registered trademark) which occur after the Initial Date of Deposit.

- Securities are often purchased or sold at prices different from the closing prices used in buying and selling Units.

               COMPARISON OF TOTAL RETURN(1)
               _____________________________
            Nasdaq 100 Index
Year        (registered trademark) DJIA           S&P 500 Index
____        ______________________ ______         _____________
1986          6.89%                27.00%         18.31%
1987         10.49%                 5.66%          5.33%
1988         13.54%                16.03%         16.64%
1989         26.17%                32.09%         31.35%
1990        -10.41%                -0.73%         -3.30%
1991         64.99%                24.19%         30.40%
1992          8.86%                 7.39%          7.62%
1993         11.67%                16.87%          9.95%
1994          1.74%                 5.03%          1.34%
1995         43.01%                36.67%         37.22%
1996         42.74%                28.71%         22.82%
1997         20.76%                24.82%         33.21%
1998         85.43%                18.03%         28.57%
1999        102.08%                27.06%         20.94%

________________

(1) Total Return represents the sum of the change in market value of each group of stocks between the first and last trading day of a period plus the total dividends paid on each group of stocks during such period divided by the opening market value of each group of stocks as of the first trading day of a period. Total Return figures assume that all dividends are reinvested semi-annually. Based on the year-by-year returns contained in the table, over the full years listed above, the Nasdaq 100 Index(registered trademark), DJIA and S&P 500 Index achieved an average annual total return of 27.06%, 18.69% and 17.94%, respectively.

                     Public Offering

The Public Offering Price.

You may buy Units at the Public Offering Price, the price per Unit of which is comprised of the following:

- The aggregate underlying value of the Securities;

- The amount of any cash in the Income and Capital Accounts;

- Dividends receivable on Securities; and

- The total sales charge (which consists of an initial up-front sales charge and a deferred sales charge).

The price you pay for your Units will differ from the amount stated under "Summary of Essential Information" due to various factors, including fluctuations in the prices of the Securities and changes in the value of the Income and/or Capital Accounts.

Although you are not required to pay for your Units until three business days following your order (the "date of settlement"), you may pay before then. You will become the owner of Units ("Record Owner") on the date of settlement if payment has been received. If you pay for your Units before the date of settlement, we may use your payment during this time and it may be considered a benefit to us, subject to the limitations of the Securities Exchange Act of 1934.

Organization Costs. Securities purchased with the portion of the Public Offering Price intended to be used to reimburse the Sponsor for the Trust's organization costs (including costs of preparing the registration statement, the Indenture and other closing documents, registering Units with the Securities and Exchange Commission ("SEC") and states, the initial audit of the Trust portfolio, legal fees and the initial fees and expenses of the Trustee) will be purchased in the same proportionate relationship as all the Securities contained in the Trust. Securities will be sold to reimburse the Sponsor for the Trust's organization costs at the earlier of six months after the Initial Date of Deposit or the end of the initial offering period (a significantly shorter time period than the life of the Trust). During the period ending with the earlier of six months after the Initial Date of Deposit or the end of the initial offering period, there may be a decrease in the value of the Securities. To the extent the proceeds from the sale of these Securities are insufficient to repay the Sponsor for Trust organization costs, the Trustee will sell additional Securities to allow the Trust to fully reimburse the Sponsor. In that event, the net asset value per Unit of the Trust will be reduced by the amount of additional Securities sold. Although the dollar amount of the reimbursement due to the Sponsor will remain fixed and will never exceed the per Unit amount set forth for the Trust in "Statement of Net Assets," this will result in a greater effective cost per Unit to Unit holders for the reimbursement to the Sponsor. To the extent actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of the Trust. When Securities are sold to reimburse the Sponsor for organization costs, the Trustee will sell Securities, to the extent practicable, which will maintain the same proportionate relationship among the Securities contained in a Trust as existed prior to such sale.

Minimum Purchase.

The minimum amount you can purchase of the Trust is $1,000 worth of Units ($500 if you are purchasing Units for your Individual Retirement Account or any other qualified retirement plan).

Sales Charges.

The sales charge you will pay has both an initial and a deferred component. The initial sales charge, which you will pay at the time of purchase, is initially equal to approximately 1.00% of the Public Offering Price of a Unit, but will vary with the purchase price of your Unit. When the Public Offering Price per Unit exceeds $10.00 per Unit, the initial sales charge will exceed 1.00% of the Public Offering Price. This initial sales charge is actually equal to the difference between the maximum sales charge of 3.25% of the Public Offering Price and the maximum remaining deferred sales charge (initially $.225 per Unit). The initial sales charge will vary from 1.00% with changes in the aggregate underlying value of the Securities, changes in the Income and Capital Accounts and as deferred sales charge payments are made.

Monthly Deferred Sales Charge. In addition, five monthly deferred sales charge payments of $.045 per Unit will be deducted from the Trust's assets on approximately the twentieth day of each month from October 20, 2000 through February 20, 2001. If you buy Units at a price of less than

$10.00 per Unit, the dollar amount of the deferred sales charge will not change, but the deferred sales charge on a percentage basis will be more than 2.25% of the Public Offering Price.

Discounts for Certain Persons.

If you invest at least $50,000 (except if you are purchasing for a "wrap fee account" as described below), the maximum sales charge is reduced as follows:

                                    Your maximum
If you invest                       sales charge
(in thousands):*                    will be:
_________________                   ____________
$50 but less than $100              3.00%
$100 but less than $150             2.75%
$150 but less than $500             2.40%
$500 but less than $1,000           2.25%
$1,000 or more                      1.50%

* Breakpoint sales charges are also applied on a Unit basis utilizing a breakpoint equivalent in the above table of $10 per Unit and will be applied on whichever basis is more favorable to the investor. The breakpoints will be adjusted to take into consideration purchase orders stated in dollars which cannot be completely fulfilled due to the requirement that only whole Units be issued.

The reduced sales charge for quantity purchases will apply only to purchases made by the same person on any one day from any one dealer. To help you reach the above level, you can combine the Units you purchase of the Trust with any other same day purchases of other trusts for which we are Principal Underwriter and are currently in the initial offering period. In addition, we will also consider Units you purchase in the name of your spouse or child under 21 years of age to be purchases by you. You must inform your dealer of any combined purchases before the sale in order to be eligible for the reduced sales charge. Any reduced sales charge is the responsibility of the party making the sale.


You may use termination proceeds from other unit investment trusts with a similar strategy, or your redemption or termination proceeds from any unit investment trust we sponsor to purchase Units of the Trust during the initial offering period at the Public Offering Price less 1.00%. Please note that any deferred sales charge remaining on units you redeem to buy Units of the Trust will be deducted from those redemption proceeds.


The following persons may purchase Units at the Public Offering Price less the applicable dealer concession:

- Employees, officers and directors of the Sponsor, our related companies, dealers and their affiliates, and vendors providing services to us.

- Immediate family members of the above (spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law and sisters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons).

If you purchase Units through registered broker/dealers who charge periodic fees in lieu of commissions or who charge for financial planning, investment advisory or asset management services or provide these services as part of an investment account where a comprehensive "wrap fee" charge is imposed, your Units will only be assessed that portion of the sales charge retained by the Sponsor, .5% of the Public Offering Price. This discount for "wrap fee" purchases is available whether or not you purchase Units with the Wrap CUSIP. However, if you purchase Units with the Wrap CUSIP, you should be aware that all distributions of income and/or capital will be automatically reinvested into additional Units of your Trust subject only to that portion of the sales charge retained by the Sponsor. See "Distribution of Units-Dealer Concessions."

You will be charged the deferred sales charge per Unit regardless of any discounts. However, if you are eligible to receive a discount such that the maximum sales charge you must pay is less than the applicable maximum deferred sales charge, you will be credited the difference between your maximum sales charge and the maximum deferred sales charge at the time you buy your Units.

The Value of the Securities.

The Evaluator will appraise the aggregate underlying value of the Securities in the Trust as of the Evaluation Time on each business day and will adjust the Public Offering Price of the Units according to this valuation. This Public Offering Price will be effective for all orders received before the Evaluation Time on each such day. If we or the Trustee receive orders for purchases, sales or redemptions after that time, or on a day which is not a business day, they will be held until the next determination of price. The term "business day" as used in this prospectus will exclude Saturdays, Sundays and certain national holidays on which the NYSE is closed.

The aggregate underlying value of the Securities will be determined as follows: if the Securities are listed on a securities exchange or The Nasdaq Stock Market, their value is generally based on the closing sale prices on that exchange or system (unless it is determined that these prices are not appropriate as a basis for valuation). However, if there is no closing sale price on that exchange or system, they are valued based on the closing ask prices. If the Securities are not so listed, or, if so listed and the principal market for them is other than on that exchange or system, their value will generally be based on the current ask prices on the over-the-counter market (unless it is determined that these prices are not appropriate as a basis for valuation). If current ask prices are unavailable, the valuation is generally determined:

a) On the basis of current ask prices for comparable securities;

b) By appraising the value of the Securities on the ask side of the market; or

c) By any combination of the above.

After the initial offering period is over, the aggregate underlying value of the Securities will be determined as set forth above, except that bid prices are used instead of ask prices when necessary.

                  Distribution of Units

We intend to qualify Units of the Trust for sale in a number of states. All Units will be sold at the current Public Offering Price.

Dealer Concessions.


Dealers and other selling agents can purchase Units of the Trust at prices which reflect a concession or agency commission of 2.75% of the Public Offering Price per Unit. However, for Units purchased using redemption and/or termination proceeds, this amount will be reduced to 1.75% of the sales price of these Units.


Dealers and other selling agents who sell Units of the Trust during the initial offering period in the dollar amounts shown below will be entitled to the following additional sales concessions:

Total Sales                          Additional
(in millions):                       Concession:
_________________                    ___________
$1 but less than $10                 .20%
$10 or more                          .30%

Dealers and other selling agents who, during any consecutive 12-month period, sell at least $2 billion worth of primary market units of unit investment trusts sponsored by us will receive a concession of $30,000 in the month following the achievement of this level. We reserve the right to change the amount of concessions or agency commissions from time to time. Certain commercial banks may be making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by these customers is kept by or given to the banks in the amounts shown above.

Award Programs.

From time to time we may sponsor programs which provide awards to a dealer's registered representatives who have sold a minimum number of Units during a specified time period. We may also pay fees to qualifying dealers for services or activities which are meant to result in sales of Units of the Trust. In addition, we will pay to dealers who sponsor sales contests or recognition programs that conform to our criteria, or participate in our sales programs, amounts equal to no more than the total applicable sales charge on Units sold by such persons during such programs. We make these payments out of our own assets and not out of Trust assets. These programs will not change the price you pay for your Units.

Investment Comparisons.

From time to time we may compare the estimated returns of the Trust (which may show performance net of the expenses and charges the Trust would have incurred) and returns over specified periods of other similar trusts we sponsor in our advertising and sales materials, with (1) returns on other taxable investments such as the common stocks comprising various market indexes, corporate or U.S. Government bonds, bank CDs and money market accounts or funds, (2) performance data from Morningstar Publications, Inc. or (3) information from publications such as Money, The New York Times, U.S. News and World Report, BusinessWeek, Forbes or Fortune. The investment characteristics of the Trust differ from other comparative investments. You should not assume that these performance comparisons will be representative of the Trust's future performance.

                  The Sponsor's Profits

We will receive a gross sales commission equal to the maximum sales charge per Unit of the Trust less any reduced sales charge as stated in "Public Offering." Also, any difference between our cost to purchase the Securities and the price at which we sell them to the Trust is considered a profit or loss (see Note 2 of "Schedule of Investments"). During the initial offering period, dealers and others may also realize profits or sustain losses as a result of fluctuations in the Public Offering Price they receive when they sell the Units.

In maintaining a market for Units, any difference between the price at which we purchase Units and the price at which we sell or redeem them will be a profit or loss to us.

                  The Secondary Market

Although not obligated, we intend to maintain a market for the Units after the initial offering period and continuously offer to purchase Units at prices based on the Redemption Price per Unit.

We will pay all expenses to maintain a secondary market, except the Evaluator fees, and Trustee costs to transfer and record the ownership of Units. We may discontinue purchases of Units at any time. IF YOU WISH TO DISPOSE OF YOUR UNITS, YOU SHOULD ASK US FOR THE CURRENT MARKET PRICES BEFORE MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE. If you sell or redeem your Units before you have paid the total deferred sales charge on your Units, you will have to pay the remainder at that time.

                  How We Purchase Units

The Trustee will notify us of any tender of Units for redemption. If our bid is equal to or greater than the Redemption Price per Unit, we may purchase the Units. You will receive your proceeds from the sale no later than if they were redeemed by the Trustee. We may tender Units we hold to the Trustee for redemption as any other Units. If we elect not to purchase Units, the Trustee may sell tendered Units in the over-the-counter market, if any. However, the amount you will receive is the same as you would have received on redemption of the Units.

                  Expenses and Charges

The estimated annual expenses of the Trust are listed under "Fee Table." If actual expenses exceed the estimate, the Trust will bear the excess. The Trustee will pay operating expenses of the Trust from the Income Account if funds are available, and then from the Capital Account. The Income and Capital Accounts are noninterest-bearing to Unit holders, so the Trustee may earn interest on these funds, thus benefiting from their use.

As Sponsor, we will be compensated for providing bookkeeping and other administrative services to the Trust, and will receive brokerage fees when the Trust uses us (or an affiliate of ours) as agent in buying or selling Securities. First Trust Advisors L.P., an affiliate of ours, acts as both Portfolio Supervisor and Evaluator to the Trust and will receive the fees set forth under "Fee Table" for providing portfolio supervisory and evaluation services to the Trust. In providing portfolio supervisory services, the Portfolio Supervisor will purchase research services from a number of sources, which may include underwriters or dealers of the Trust.

The fees payable to us, First Trust Advisors L.P. and the Trustee are based on the largest aggregate number of Units of the Trust outstanding at any time during the calendar year, except during the initial offering period, in which case these fees are calculated based on the largest number of Units outstanding during the period for which compensation is paid. These fees may be adjusted for inflation without Unit holders' approval, but in no case will the annual fees paid to us or our affiliates for providing a given service to all unit investment trusts for which we provide such services be more than the actual cost of providing such service in such year.

As Sponsor, we will receive a fee from the Trust for creating and developing the Trust, including determining the Trust's objectives, policies, composition and size, selecting service providers and information services and for providing other similar administrative and ministerial functions. The Trust pays this "creation and development fee" as a percentage of the Trust's average daily net asset value during the life of the Trust. In connection with the creation and development fee, in no event will the Sponsor collect over the life of the Trust more than .75% of a Unit holder's initial investment. We do not use this fee to pay distribution expenses or as compensation for sales efforts.

In addition to the Trust's operating expenses, and the fees described above, the Trust may also incur the following charges:

- A quarterly license fee (which will fluctuate with the Trust's net asset value) payable by the Trust for the use of certain trademarks and trade names of The Nasdaq Stock Market, Inc.(registered trademark);

- All legal expenses of the Trustee according to its responsibilities under the Indenture;

- The expenses and costs incurred by the Trustee to protect the Trust and your rights and interests;

- Fees for any extraordinary services the Trustee performed under the Indenture;

- Payment for any loss, liability or expense the Trustee incurred without negligence, bad faith or willful misconduct on its part, in connection with its acceptance or administration of the Trust;

- Payment for any loss, liability or expenses we incurred without negligence, bad faith or willful misconduct in acting as Depositor of the Trust; and/or

- All taxes and other government charges imposed upon the Securities or any part of the Trust.

The above expenses and the Trustee's annual fee are secured by a lien on the Trust. Since the Securities are all common stocks and dividend income is unpredictable, we cannot guarantee that dividends will be sufficient to meet any or all expenses of the Trust. If there is not enough cash in the Income or Capital Account, the Trustee has the power to sell Securities to make cash available to pay these charges which may result in capital gains or losses to you. See "Tax Status."

                       Tax Status

This section summarizes some of the main U.S. federal income tax consequences of owning Units of the Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences.

Trust Status.

The Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of the Securities and other assets held by the Trust, and as such you will be considered to have received a pro rata share of income (i.e., dividends and capital gains, if any) from each Security when such income is considered to be received by the Trust. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust which you must take into account for federal income tax purposes is not reduced by amounts used to pay the deferred sales charge.

Your Tax Basis and Income or Loss upon Disposition.

If your Trust disposes of Securities, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Securities from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Security or other Trust asset by apportioning the cost of your Units, generally including sales charges, among each Security or other Trust asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of certain dividends that exceed a corporation's accumulated earnings and profits).

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the lowest tax bracket). Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine the holding period of your Units. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The tax code may, however, treat certain capital gains as ordinary income in special situations.

In-Kind Distributions.

Under certain circumstances, you may request a distribution of Securities (an "In-Kind Distribution") when you redeem your Units or at the Trust's termination. If you request an In-Kind Distribution you will be responsible for any expenses related to this distribution. By electing to receive an In-Kind Distribution, you will receive an undivided interest in whole shares of stock plus, possibly, cash.

You will not recognize gain or loss if you only receive Securities in exchange for your pro rata portion of the Securities held by the Trust. However, if you also receive cash in exchange for a fractional share of a Security held by the Trust, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such fractional share of the Security.

Limitations on the Deductibility of Trust Expenses.

Generally, for federal income tax purposes you must take into account your full pro rata share of the Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by the Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of the Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

Foreign, State and Local Taxes.

Some distributions by the Trust may be subject to foreign withholding taxes. Any dividends withheld will nevertheless be treated as income to you. However, because you are deemed to have paid directly your share of foreign taxes that have been paid or accrued by the Trust, you may be entitled to a foreign tax credit or deduction for U.S. tax purposes with respect to such taxes.

Under the existing income tax laws of the State and City of New York, the Trust will not be taxed as a corporation, and the income of the Trust will be treated as the income of the Unit holders in the same manner as for federal income tax purposes.

                    Retirement Plans

You may purchase Units of the Trust for:

- Individual Retirement Accounts;

- Keogh Plans;

- Pension funds; and

- Other tax-deferred retirement plans.

Generally, the federal income tax on capital gains and income received in each of the above plans is deferred until you receive distributions. These distributions are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Before participating in a plan like this, you should review the tax laws regarding these plans and consult your attorney or tax advisor. Brokerage firms and other financial institutions offer these plans with varying fees and charges.

                 Rights of Unit Holders

Unit Ownership.

The Trustee will treat as Record Owner of Units persons registered as such on its books. It is your responsibility to notify the Trustee when you become Record Owner, but normally your broker/dealer provides this notice. You may elect to hold your Units in either certificated or uncertificated form.

Certificated Units. When you purchase your Units you can request that they be evidenced by certificates, which will be delivered shortly after your order. Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof. You can transfer or redeem your certificated Units by endorsing and surrendering the certificate to the Trustee, along with a written instrument of transfer. You must sign your name exactly as it appears on the face of the certificate with your signature guaranteed by an eligible institution. In certain cases the Trustee may require additional documentation before they will transfer or redeem your Units.

You may be required to pay a nominal fee to the Trustee for each certificate reissued or transferred, and to pay any government charge that may be imposed for each transfer or exchange. If a certificate gets lost, stolen or destroyed, you may be required to furnish indemnity to the Trustee to receive replacement certificates. You must surrender mutilated certificates to the Trustee for replacement.

Uncertificated Units. You may also choose to hold your Units in uncertificated form. If you choose this option, the Trustee will establish an account for you and credit your account with the number of Units you purchase. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send you:

- A written initial transaction statement containing a description of your Trust;

- The number of Units issued or transferred;

- Your name, address and Taxpayer Identification Number ("TIN");

- A notation of any liens or restrictions of the issuer and any adverse claims; and

- The date the transfer was registered.

Uncertificated Units may be transferred the same way as certificated Units, except that no certificate needs to be presented to the Trustee. Also, no certificate will be issued when the transfer takes place unless you request it. You may at any time request that the Trustee issue certificates for your Units.

Unit Holder Reports.

In connection with each distribution, the Trustee will provide you with a statement detailing the per Unit amount of income (if any) distributed. After the end of each calendar year, the Trustee will provide you:

- A summary of transactions in the Trust for the year;

- A list of any Securities sold during the year and the Securities held at the end of that year by the Trust;

- The Redemption Price per Unit, computed on the 31st day of December of such year (or the last business day before); and

- Amounts of income and capital distributed during the year.

You may request from the Trustee copies of the evaluations of the Securities as prepared by the Evaluator to enable you to comply with federal and state tax reporting requirements.

            Income and Capital Distributions

You will begin receiving distributions on your Units only after you become a Record Owner. The Trustee will credit dividends received on the Trust's Securities to the Income Account. All other receipts, such as return of capital, are credited to the Capital Account.

The Trustee will distribute any net income in the Income Account on or near the Income Distribution Date to Unit holders of record on the preceding Income Distribution Record Date. See "Summary of Essential Information." No income distribution will be paid if accrued expenses of the Trust exceed amounts in the Income Account on the Income Distribution Date. Distribution amounts will vary with changes in the Trust's fees and expenses, in dividends received and with the sale of Securities. The Trustee will distribute amounts in the Capital Account, net of amounts designated to meet redemptions, pay the deferred sales charge or pay expenses, on the last day of each month to Unit holders of record on the fifteenth day of each month provided the amount equals at least $1.00 per 100 Units. If the Trustee does not have your TIN, it is required to withhold a certain percentage of your distribution and deliver such amount to the Internal Revenue Service ("IRS"). You may recover this amount by giving your TIN to the Trustee, or when you file a tax return. However, you should check your statements to make sure the Trustee has your TIN to avoid this "back-up withholding."

We anticipate that there will be enough money in the Capital Account to pay the deferred sales charge. If not, the Trustee may sell Securities to meet the shortfall.


Within a reasonable time after the Trust is terminated, you will receive a pro rata share of the money from the sale of the Securities. However, if you are eligible, you may elect to receive an In-Kind Distribution as described under "Amending or Terminating the Indenture." You will receive a pro rata share of any other assets remaining in the Trust after deducting any unpaid expenses.


The Trustee may establish reserves (the "Reserve Account") within the Trust to cover anticipated state and local taxes or any governmental charges to be paid out of the Trust.

Distribution Reinvestment Option. You may elect to have each distribution of income and/or capital reinvested into additional Units of the Trust by notifying the Trustee at least 10 days before any Record Date. Distributions on Units identified by the Wrap CUSIP will be automatically reinvested into additional Units of the Trust. Each later distribution of income and/or capital on your Units will be reinvested by the Trustee into additional Units of the Trust. You will have to pay any remaining deferred sales charge on any Units acquired pursuant to this distribution reinvestment option. This option may not be available in all states. PLEASE NOTE THAT EVEN IF YOU REINVEST DISTRIBUTIONS,
THEY ARE STILL CONSIDERED DISTRIBUTIONS FOR INCOME TAX PURPOSES.

                  Redeeming Your Units

You may redeem all or a portion of your Units at any time by sending the certificates representing the Units you want to redeem to the Trustee at its unit investment trust office. If your Units are uncertificated, you need only deliver a request for redemption to the Trustee. In either case, the certificates or the redemption request must be properly endorsed with proper instruments of transfer and signature guarantees as explained in "Rights of Unit Holders-Unit Ownership" (or by providing satisfactory indemnity if the certificates were lost, stolen, or destroyed). No redemption fee will be charged, but you are responsible for any governmental charges that apply. Three business days after the day you tender your Units (the "Date of Tender") you will receive cash in an amount for each Unit equal to the Redemption Price per Unit calculated at the Evaluation Time on the Date of Tender.

The Date of Tender is considered to be the date on which the Trustee receives your certificates or redemption request (if such day is a day the NYSE is open for trading). However, if your certificates or redemption request are received after 4:00 p.m. Eastern time (or after any earlier closing time on a day on which the NYSE is scheduled in advance to close at such earlier time), the Date of Tender is the next day the NYSE is open for trading.

Any amounts paid on redemption representing income will be withdrawn from the Income Account if funds are available for that purpose, or from the Capital Account. All other amounts paid on redemption will be taken from the Capital Account. The IRS will require the Trustee to withhold a portion of your redemption proceeds if it does not have your TIN, as generally discussed under "Income and Capital Distributions."


If you tender 10,000 Units or more for redemption, rather than receiving cash you may elect to receive an In-Kind Distribution in an amount equal to the Redemption Price per Unit by making this request in writing to the Trustee at the time of tender. However, no In-Kind Distribution requests submitted during the nine business days prior to the Trust's Mandatory Termination Date will be honored. Where possible, the Trustee will make an In-Kind Distribution by distributing each of the Securities in book-entry form to your bank or broker/dealer account at the Depository Trust Company. The Trustee will subtract any customary transfer and registration charges from your In-Kind Distribution. As a tendering Unit holder, you will receive your pro rata number of whole shares of the Securities that make up the portfolio, and cash from the Capital Account equal to the fractional shares to which you are entitled.


The Trustee may sell Securities to make funds available for redemption. If Securities are sold, the size and diversification of the Trust will be reduced. These sales may result in lower prices than if the Securities were sold at a different time.

Your right to redeem Units (and therefore, your right to receive payment) may be delayed:

- If the NYSE is closed (other than customary weekend and holiday closings);

- If the SEC determines that trading on the NYSE is restricted or that an emergency exists making sale or evaluation of the Securities not reasonably practical; or

- For any other period permitted by SEC order.

The Trustee is not liable to any person for any loss or damage which may result from such a suspension or postponement.

The Redemption Price.

The Redemption Price per Unit is determined by the Trustee by:

adding

1. cash in the Income and Capital Accounts not designated to purchase
Securities;

2. the aggregate underlying value of the Securities held in the Trust; and

3. dividends receivable on the Securities trading ex-dividend as of the date of computation; and

deducting

1. any applicable taxes or governmental charges that need to be paid out of the Trust;

2. any amounts owed to the Trustee for its advances;

3. estimated accrued expenses of the Trust, if any;

4. cash held for distribution to Unit holders of record of the Trust as of the business day before the evaluation being made; and

5. other liabilities incurred by the Trust; and

dividing

1. the result by the number of outstanding Units of the Trust.

Any remaining deferred sales charge on the Units when you redeem them will be deducted from your redemption proceeds. In addition, until the earlier of six months after the Initial Date of Deposit or the end of the initial offering period, the Redemption Price per Unit will include estimated organization costs as set forth under "Fee Table."

           Removing Securities from the Trust

The portfolio of the Trust is not managed. However, we may, but are not required to, direct the Trustee to dispose of a Security in certain limited circumstances, including situations in which:

- The issuer of the Security defaults in the payment of a declared dividend;

- Any action or proceeding prevents the payment of dividends;

- There is any legal question or impediment affecting the Security;

- The issuer of the Security has breached a covenant which would affect the payment of dividends, the issuer's credit standing, or otherwise damage the sound investment character of the Security;

- The issuer has defaulted on the payment of any other of its outstanding obligations;

- There has been a public tender offer made for a Security or a merger or acquisition is announced affecting a Security, and that in our opinion the sale or tender of the Security is in the best interest of Unit holders; or

- The price of the Security has declined to such an extent, or such other credit factors exist, that in our opinion keeping the Security would be harmful to the Trust.

Except in the limited instance in which the Trust acquires Replacement Securities, as described in "The FT Series," the Trust may not acquire any securities or other property other than the Securities. The Trustee, on behalf of the Trust, will reject any offer for new or exchanged securities or property in exchange for a Security, such as those acquired in a merger or other transaction. If such exchanged securities or property are nevertheless acquired by the Trust, at our instruction, they will either be sold or held in the Trust. In making the determination as to whether to sell or hold the exchanged securities or property we may get advice from the Portfolio Supervisor. Any proceeds received from the sale of Securities, exchanged securities or property will be credited to the Capital Account for distribution to Unit holders or to meet redemption requests. The Trustee may retain and pay us or an affiliate of ours to act as agent for the Trust to facilitate selling Securities, exchanged securities or property from the Trust. If we or our affiliate act in this capacity, we will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

The Trustee may sell Securities designated by us, or, absent our direction, at its own discretion, in order to meet redemption requests or pay expenses. In designating Securities to be sold, we will try to maintain the proportionate relationship among the Securities. If this is not possible, the composition and diversification of the Trust may be changed. To get the best price for the Trust we may specify minimum amounts (generally 100 shares) in which blocks of Securities are to be sold. We may consider sales of units of unit investment trusts which we sponsor when we make recommendations to the Trustee as to which broker/dealers they select to execute the Trust's portfolio transactions, or when acting as agent for the Trust in acquiring or selling Securities on behalf of the Trust.

          Amending or Terminating the Indenture

Amendments. The Indenture may be amended by us and the Trustee without your consent:

- To cure ambiguities;

- To correct or supplement any defective or inconsistent provision;

- To make any amendment required by any governmental agency; or

- To make other changes determined not to be materially adverse to your best interests (as determined by us and the Trustee).

Termination. As provided by the Indenture, the Trust will terminate on the Mandatory Termination Date. The Trust may be terminated earlier:

- Upon the consent of 100% of the Unit holders;

- If the value of the Securities owned by the Trust as shown by any evaluation is less than the lower of $2,000,000 or 20% of the total value of Securities deposited in the Trust during the initial offering period ("Discretionary Liquidation Amount"); or

- In the event that Units of the Trust not yet sold aggregating more than 60% of the Units of such Trust are tendered for redemption by underwriters, including the Sponsor.


Prior to termination the Trustee will send written notice to all Unit holders which will specify how you should tender your certificates, if any, to the Trustee. If the Trust is terminated due to this last reason, we will refund your entire sales charge; however, termination of the Trust before the Mandatory Termination Date for any other stated reason will result in all remaining unpaid deferred sales charges on your Units being deducted from your termination proceeds. For various reasons, the Trust may be reduced below the Discretionary Liquidation Amount and could therefore be terminated before the Mandatory Termination Date.



Unless terminated earlier, the Trustee will begin to sell Securities in connection with the termination of the Trust during the period beginning nine business days prior to, and no later than, the Mandatory Termination Date. We will determine the manner and timing of the sale of Securities. Because the Trustee must sell the Securities within a relatively short period of time, the sale of Securities as part of the termination process may result in a lower sales price than might otherwise be realized if such sale were not required at this time.


If you own at least 10,000 Units of the Trust the Trustee will send you a form at least 30 days prior to the Mandatory Termination Date which will enable you to receive an In-Kind Distribution (reduced by customary transfer and registration charges) rather than the typical cash distribution. You must notify the Trustee at least ten business days prior to the Mandatory Termination Date if you elect this In-Kind Distribution option. If you do not elect to participate in the In-Kind Distribution option, you will receive a cash distribution from the sale of the remaining Securities, along with your interest in the Income and Capital Accounts, within a reasonable time after the Trust is terminated. Regardless of the distribution involved, the Trustee will deduct from the Trust any accrued costs, expenses, advances or indemnities provided for by the Indenture, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to pay any taxes or other governmental charges.

    Information on the Sponsor, Trustee and Evaluator

The Sponsor.

We, Nike Securities L.P., specialize in the underwriting, trading and wholesale distribution of unit investment trusts under the "First Trust" brand name and other securities. An Illinois limited partnership formed in 1991, we act as Sponsor for successive series of:

- The First Trust Combined Series

- FT Series (formerly known as The First Trust Special Situations Trust)

- The First Trust Insured Corporate Trust

- The First Trust of Insured Municipal Bonds

- The First Trust GNMA

First Trust introduced the first insured unit investment trust in 1974. To date we have deposited more than $27 billion in First Trust unit investment trusts. Our employees include a team of professionals with many years of experience in the unit investment trust industry.

We are a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation. Our principal offices are at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number
(630) 241-4141. As of December 31, 1999, the total partners' capital of Nike Securities L.P. was $19,881,035 (audited).

This information refers only to us and not to the Trust or to any series of the Trust or to any other dealer. We are including this information only to inform you of our financial responsibility and our ability to carry out our contractual obligations. We will provide more detailed financial information on request.

Code of Ethics. The Sponsor and the Trust have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trust.

The Trustee.

The Trustee is The Chase Manhattan Bank, with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, 6th Floor, New York, New York, 10004-2413. If you have questions regarding the Trust, you may call the Customer Service Help Line at 1-800-682-7520. The Trustee is supervised by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The Trustee has not participated in selecting the Securities; it only provides administrative services.

Limitations of Liabilities of Sponsor and Trustee.

Neither we nor the Trustee will be liable for taking any action or for not taking any action in good faith according to the Indenture. We will also not be accountable for errors in judgment. We will only be liable for our own willful misfeasance, bad faith, gross negligence (ordinary negligence in the Trustee's case) or reckless disregard of our obligations and duties. The Trustee is not liable for any loss or depreciation when the Securities are sold. If we fail to act under the Indenture, the Trustee may do so, and the Trustee will not be liable for any action it takes in good faith under the Indenture.

The Trustee will not be liable for any taxes or other governmental charges or interest on the Securities which the Trustee may be required to pay under any present or future law of the United States or of any other taxing authority with jurisdiction. Also, the Indenture states other provisions regarding the liability of the Trustee.

If we do not perform any of our duties under the Indenture or are not able to act or become bankrupt, or if our affairs are taken over by public authorities, then the Trustee may:

- Appoint a successor sponsor, paying them a reasonable rate not more than that stated by the SEC;

- Terminate the Indenture and liquidate the Trust; or

- Continue to act as Trustee without terminating the Indenture.

The Evaluator.

The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The
Evaluator's address is 1001 Warrenville Road, Lisle, Illinois 60532.

The Trustee, Sponsor and Unit holders may rely on the accuracy of any evaluation prepared by the Evaluator. The Evaluator will make determinations in good faith based upon the best available information, but will not be liable to the Trustee, Sponsor or Unit holders for errors in judgment.

                    Other Information

Legal Opinions.

Our counsel is Chapman and Cutler, 111 W. Monroe St., Chicago, Illinois, 60603. They have passed upon the legality of the Units offered hereby and certain matters relating to federal tax law. Carter, Ledyard & Milburn acts as the Trustee's counsel, as well as special New York tax counsel for the Trust.

Experts.

Ernst & Young LLP, independent auditors, have audited the Trust's statement of net assets, including the schedule of investments, at the opening of business on the Initial Date of Deposit, as set forth in their report. We've included the Trust's statement of net assets, including the schedule of investments, in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

Supplemental Information.

If you write or call the Trustee, you will receive free of charge supplemental information about this Series, which has been filed with the SEC and to which we have referred throughout. This information states more specific details concerning the nature, structure and risks of this product.

                   FIRST TRUST (registered trademark)

      Nasdaq 100 (registered trademark) Securities Portfolio Series
                                 FT 418

                                Sponsor:

                          Nike Securities L.P.
                    1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532
                             1-630-241-4141

                                Trustee:

                        The Chase Manhattan Bank
                       4 New York Plaza, 6th floor
                      New York, New York 10004-2413
                             1-800-682-7520
                          24-Hour Pricing Line:
                             1-800-446-0132

                            ________________________

 This prospectus contains information relating to Nasdaq 100(registered trademark) Securities Portfolio Series, but does not contain all of the information about this investment company as filed with the Securities and Exchange Commission in Washington, D.C. under the:


- Securities Act of 1933 (file no. 333-32054) and


- Investment Company Act of 1940 (file no. 811-05903)

    Information about the Trust, including its Code of Ethics, can be reviewed and copied at the Securities and Exchange Commission's Public
Reference Room in Washington D.C. Information regarding the operation of the Commission's Public Reference Room may be obtained by calling the
                      Commission at 1-202-942-8090.

Information about the Trust is available on the EDGAR Database on the
                   Commission's Internet site at
                        http://www.sec.gov.

To obtain copies at prescribed rates -

              Write: Public Reference Section of the Commission
                     450 Fifth Street, N.W.
                     Washington, D.C. 20549-0102
     e-mail address: publicinfo@sec.gov


                             March 23, 2000
                        As amended June 14, 2000


           PLEASE RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE